SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): June 14,2006
                                                            -----------


                         FALCON RIDGE DEVELOPMENT, INC.
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             (Exact name of registrant as specified in its charter)



        NEVADA                    0-28789                 84-1461919
   ------------------          -------------          -------------------
    (State or other             (Commission              (IRS Employer
     jurisdiction              File Number)           Identification No.)
   of incorporation)


                          5111 Juan Tabo Boulevard N.E.
                          Albuquerque, New Mexico 87111
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               (Address of principal executive offices) (Zip Code)


                                  505.856.6043
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               Registrant's telephone number, including area code

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

---
     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events - Change in Registrant's Transfer Agent and Registrar

On June 14,2006 we sent notice of termination of our agreement with X-Clearing Corporation, 535 Sixteenth Street Mall, Suite 810,Denver, CO 80202, removing them as Transfer Agent and Registrar.

We appointed Pacific Stock Transfer Company, 500 E. Warm Springs Road, Suite 240, Las Vegas,NV 89119 as our Transfer Agent and Registrar.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 28, 2006

Falcon Ridge Development Inc.

By: /s/ Fred Montano
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Fred Montano (President)